FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 24th day of January, 1994, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H

                 WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993 (the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

                 WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE,  in consideration of the  premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

                 1. Notwithstanding any provision contained in Section 2.06(a) of the Credit Agreement to the contrary, during the period commencing January 24th, 1994, and ending on the earlier of (i) the last day of the Line of Credit Period of the applicable Bank(s) and (ii) February 3, 1996, the nonrefundable commitment fee payable by the Company under Section 2.06(a) of the Credit Agreement shall be computed on the entire Line of Credit Commitment of each Bank as opposed to the unused portion of the Line of Credit Commitment of each Bank.

                 2. Notwithstanding any provision contained in Section 2.06(b) of the Credit Agreement to the contrary, during the period commencing January 24th, 1994, and ending on the earlier of (i) the last day of the Revolving Credit Period of the applicable Bank(s) and (ii) February 3, 1996, the nonrefundable commitment fee payable by the Company under Section 2.06(b) of the Credit Agreement shall be computed on the entire Revolving Credit Commitment of each Bank as opposed to the unused portion of the Revolving Credit Commitment of each Bank.

                 3. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "(d) Fixed Charges Coverage Ratio. The Company will keep and maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for:

                    (i)    each  period  of  four  (4)  consecutive  fiscal
                    quarters  up   to  and  including  the  quarter  ending
                    October 30, 1993, at not less than 1.25 to 1.00;

                    (ii) the fiscal quarter ending January 29, 1994, at not less than 1.25 to 1.00;

                    (iii) each of the first three (3) quarters during the fiscal years of 1994 and 1995, at not less than 1.00 to 1.00, except that:

                           (A) if Consolidated Net Income during any one of the first three quarters of fiscal years 1994 and 1995 is a net loss, the
                       Company will keep and maintain a ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ending with the quarter in which the loss occurs at not less than 1.10 to 1.00, if the loss occurs during any of the first three fiscal quarters of 1994, or at not less than 1.175 to 1.00, if the loss occurs during any of the first three fiscal quarters of 1995; provided, however, that the exception set forth in this clause (A) shall not be applicable if Consolidated Net Income for each of any two consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss; and

                           (B) if Consolidated Net Income for each of any two consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss and the net loss reported for the second such consecutive quarter is smaller than the net loss reported for the first such quarter, the Company will keep and maintain a ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ending with the second such consecutive quarter at not less than 1.10 to 1.00, if the consecutive quarterly losses occur during the first three fiscal quarters of 1994, or at not less than
                       1.175 to 1.00, if the consecutive quarterly losses occur during the first three fiscal quarters of 1995;

                       (iv) the fourth quarter of fiscal years 1994 and 1995, at not less than 1.25 to 1.00; and

                       (v) each period of four (4) consecutive fiscal quarters beginning with the period ending with the first quarter of fiscal year 1996, and thereafter, at not less than 1.25 to 1.00.

                    If  consolidated  Net  Income  for   each  of  any  two
                 consecutive quarters during the first three quarters of fiscal years 1994 or 1995 is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such quarter, such event shall constitute an Event of Default under this Agreement."

                 4. This Amendment shall not be effective unless and until the Agent shall have received:

                    (a) evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in
                 Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as
                 Section 5.01(d) of the Credit Agreement as amended by this Amendment (with the exception of the proviso added at the end of clause (A) of paragraph (iii) of Section 5.01(d) of the Credit Agreement as amended by this Amendment; and

                    (b) payment by the Company of a nonrefundable amendment fee for the ratable benefit of the Banks in the amount of Sixty-Two Thousand Five Hundred Dollars ($62,500.00).

                 5. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 5 shall survive termination of the Credit Agreement.

                 6. All references in the Credit Agreement to this "Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

                 7. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 8. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.


                 9. The Company hereby represents and warrants to the Banks and the Agent that:

                    (a)    the execution,  delivery and performance by  the
          Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;

                    (b) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

                    (c) as of the date hereof, all of the representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

                 10. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

                 11. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                 12. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

                 13. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 4 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Company and each of the Banks, or telexes confirming signatures to such counterparts.

                 IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this First Amendment to Credit Agreement this 24th day of January, 1994.

                               EDISON BROTHERS STORES, INC.

                               By /s/ Ken Vaught
                               Title:  Assistant  Vice  President  and Cash
                                       Management Officer



                               MERCANTILE BANK OF ST. LOUIS
                               NATIONAL ASSOCIATION

                               By /s/ Sally Dion
                               Title: Vice President



                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                               By /s/ C. Susan Taylor
                               Title: Vice President



                               CITIBANK, N.A.

                               By /s/ Theodore J. Beck
                               Title: Vice President




                               NBD BANK, N.A.

                               By /s/ Thomas G. Susser
                               Title: Second Vice President


                               THE BANK OF NOVA SCOTIA

                               By /s/ F.C.H. Ashby
                               Title:  Senior Manager
                                       Loan Operations


                               THE FIRST NATIONAL BANK OF CHICAGO

                               By /s/ Sharon A. Huebner
                               Title: Vice President



                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                               By /s/
                               Title:



                               MERCANTILE BANK OF ST. LOUIS
                               NATIONAL ASSOCIATION, as Agent

                               By /S/ Sally Dion
                               Title: Vice President

EXHIBIT 10.10

                         SECOND AMENDMENT TO CREDIT AGREEMENT


                 THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 17th day of February, 1994, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:

                 WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993, as amended by that certain First Amendment to Credit Agreement dated January 24th, 1994 (as so amended, the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

                 WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE,  in consideration of the  premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

                 1. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                    "(d)   Fixed Charges  Coverage Ratio.  The Company will
                 keep and maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for:

                       (i) each  period  of  four  (4)  consecutive  fiscal
                    quarters  up  to  and  including  the   quarter  ending
                    October 30, 1993, at not less than 1.25 to 1.00;

                       (ii) the fiscal quarter ending January 29, 1994, at not less than 1.25 to 1.00;

                       (iii) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the first fiscal quarter of fiscal year 1994 to and including the period that ends with the fourth fiscal quarter of fiscal year 1994, at not less than 1.10 to 1.00;

                       (iv) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the first fiscal quarter of fiscal year 1995 to and including the period that ends with the fourth fiscal quarter of fiscal year 1995, at not less than 1.175 to 1.00;

                       (v) the fourth fiscal quarters of fiscal  years 1994
                    and 1995, at not less than 1.25 to 1.00; and

                       (vi) each  period  of  four (4)  consecutive  fiscal
                    quarters beginning with the period that ends with the first fiscal quarter of fiscal year 1996, and thereafter, at not less than 1.25 to 1.00."

                 2. The word "or" is hereby added immediately following clause (n) of Section 6.01 of the Credit Agreement and the following new clause (o) is hereby added to Section 6.01 of the Credit Agreement as an additional Event of Default under the Credit Agreement:

                    "(o)   If Consolidated Net  Income for each of any  two
                 consecutive fiscal quarters during fiscal years 1994 or 1995 is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such fiscal quarter;"

                 3. This Amendment shall not be effective unless and until the Agent shall have received evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in
          Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as Section 5.01(d) of the Credit Agreement as amended by this Amendment.

                 4. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 4 shall survive termination of the Credit Agreement.

                 5. All references in the Credit Agreement to this "Agreement" and any, other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

                 6. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 7. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.

                 8. The Company hereby represents and warrants to the Banks and the Agent that:

                    (a)  the execution,  delivery  and  performance by  the
          Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;

                    (b) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

                    (c) as of the date hereof, all of the representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

                 9. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

                 10. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                 11. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBIT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

                 12. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 3 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Company and each of the Banks.

                 IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this Second Amendment to Credit Agreement this 17th day of February, 1994.

                               EDISON BROTHERS STORES, INC.

                               By /s/Lee G. Weeks
                               Title:



                               MERCANTILE  BANK  OF   ST.  LOUIS   NATIONAL
                               ASSOCIATION

                               By /S/ Sally Dion
                               Title: Vice President



                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                               By /S/ C. Susan Taylor
                               Title: Vice President




                               CITIBANK, N.A.

                               By  /S/ Theodore J. Beck
                               Title: Vice President




                               NBD BANK, N.A.

                               By /S/ J. J. Csernits
                               Title: First Vice President


                               THE BANK OF NOVA SCOTIA

                               By /S/ A. S. Norsworthy
                               Title: Assistant Agent



                               THE FIRST NATIONAL BANK OF CHICAGO

                               By /S/ Sharon A. Huebner
                               Title: Vice President


                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION

                               By /S/ Lymen Sanger
                               Title:  Vice President


                               MERCANTILE BANK OF ST. LOUIS
                               NATIONAL ASSOCIATION, as Agent

                               By /S/ Sally Dion
                               Title:  Vice President

   EXHIBIT 10.11

                         THIRD AMENDMENT TO CREDIT AGREEMENT

                    THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 29th day of March, 1995, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:

                    WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993, as amended by that certain First Amendment to Credit Agreement dated January 24, 1994, and that certain Second Amendment to Credit Agreement dated February 17, 1994 (as so amended, the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

                    WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

                    1.   The  definition  of  "IBOR  Margin" set  forth  in
          Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                         ""IBOR Margin"  shall mean:   (a) with respect  to
                    each Line of Credit Loan,

                         (i) during the period commencing June 4, 1993, and ending March 28, 1995,

                               (A) .375% per annum during  such time as the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (B) .50% per annum  during such  time as  the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (C) .6875% per annum during such time as  the
                         Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (D) .9375% per annum  during such time as the
                         Company's  commercial  paper  is (1) rated  NP  by

                         Moody's or B, C or D by S&P or (2) not rated by either or both of Moody's and/or S&P,

                    and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and


                         (ii) .625% per annum  during the period commencing
                    March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then such IBOR Margin shall be adjusted retroactively to March 29, 1995, to the IBOR Margin which would be applicable under clause
                    (iii) below given the applicable Long-Term Indebtedness ratings, and

                         (iii) from and after the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995,

                               (A) .50% per  annum during such time  as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (B) .625% per annum  during such time as  the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (C) .825% per  annum during such time  as the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (D) 1.125% per annum  during such time as (1)
                         the Company's  Long-Term Indebtedness (if  any) is
                         (a) rated Ba-2 or lower by Moody's or BB or lower by S&P or (b) not rated by either or both of Moody's and/or S&P or (2) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and

                    (b) with respect to each Revolving Credit Loan,

                         (i) during the period commencing June 4, 1993, and ending March 28, 1995,

                               (A) .375% per annum during  such time as the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (B) .50% per annum  during such  time as  the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (C) .6875% per annum during such time as  the
                         Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (D) .9375% per annum  during such time as the
                         Company's commercial paper is (1) rated NP by Moody's or B, C or D by S&P or (2) not rated by either or both of Moody's and/or S&P,

                    and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and

                         (ii) .625% per annum during the  period commencing
                    March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then such IBOR Margin shall be adjusted retroactively to March 29, 1995, to the IBOR Margin which would be applicable under clause
                    (iii) below given the applicable Long-Term Indebtedness ratings, and

                         (iii) from and  after the earlier of  (1) the date
                    one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995,

                               (A) .50% per  annum during such time  as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (B) .625%  per annum during  such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (C) .825% per annum  during such time as  the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (D) 1.125% per annum  during such time as (1)
                         the Company's  Long-Term Indebtedness (if  any) is
                         (a) rated Ba-2 or lower by Moody's or BB or lower by S&P or (b) not rated by either or both of Moody's and/or S&P or (2) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable.

                         The IBOR Rate  shall be adjusted  automatically on
                    and as of the effective date of any change in the IBOR Margin."

                    2.   The   following   new  definition   of  "Long-Term
          Indebtedness"  is  hereby added  to  Section 1.01  of  the Credit
          Agreement:

                         ""Long-Term   Indebtedness"   shall  mean   senior
                    unsecured long-term debt of the Company which has a maturity date of three (3) years or more from the date of original issuance thereof."

                    3. Section 2.06 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                         "SECTION 2.06. Fees.  (a) From the  Effective Date
                    to but excluding March 29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable commitment fee on (i) from the Effective Date to but excluding January 23, 1994, the unused portion of the Line of Credit Commitment of such Bank and (ii) from January 24, 1994, to but excluding March 29, 1995, the entire Line of Credit Commitment of such Bank, at the rate of:

                              (i) .025% per  annum during such time  as the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (ii) .0625% per annum during such time as the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (iii) .0625%  per annum  during such  time as
                         the Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (iv) .0625% per annum during such time as the
                         Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such commitment fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (b) From the Effective Date to but excluding March
                    29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable commitment fee on
                    (i) from the Effective Date to but excluding January 23, 1994, the unused portion of the Revolving Credit Commitment of such Bank and (ii) from January 24, 1994, to but excluding March 29, 1995, the entire Revolving Credit Commitment of such Bank, at the rate of:

                              (i) .0625% per annum during such time as  the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (ii) .125% per  annum during such time as the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (iii) .125% per annum during such time as the
                         Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (iv) .125% per annum  during such time as the
                         Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such commitment fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (c) From the Effective Date to but excluding March
                    29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of:

                              (i) .125% per  annum during such  time as the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (ii) .125% per  annum during such time as the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (iii) .1875%  per annum  during such  time as
                         the Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (iv) .1875% per annum during such time as the
                         Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (d) From the Effective Date to but excluding March
                    29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                              (i) .125% per annum  during such time  as the
                         Company's commercial paper is rated P-1 by Moody's and A-1 by S&P,

                              (ii) .125% per annum during  such time as the
                         Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                              (iii) .1875%  per annum  during such  time as
                         the Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                              (iv) .1875% per annum during such time as the
                         Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (e) From March 29, 1995, to and including the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such facility fee shall be adjusted retroactively to March 29, 1995, to the facility fee which would be applicable under clause (g) below given the applicable Long-Term Indebtedness ratings. Such facility fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                         (f) From March 29, 1995, to and including the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such facility fee shall be adjusted retroactively to March 29, 1995, to the facility fee which would be applicable under clause (h) below given the applicable Long-Term Indebtedness ratings. Such facility fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                         (g) From the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or
                    (2) June 1, 1995, to but excluding the last day of the Line of Credit Period of the applicable Bank(s), the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of:

                               (i) .15% per  annum during such  time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (ii) .20% per annum during  such time as  the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (iii) .325% per annum during such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (iv) .375% per annum  during such time as (A)
                         the Company's  Long-Term Indebtedness (if  any) is
                         (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (h) From the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or
                    (2) June 1, 1995, to but excluding the last day of the Revolving Credit Period of the applicable Bank(s), the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                               (i) .15%  per annum during  such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (ii) .20% per annum  during such time  as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (iii) .325% per annum during such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (iv) .375% per annum  during such time as (A)
                         the Company's Long-Term  Indebtedness (if any)  is
                         (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (i)  For  each  day during  the  period commencing
                    March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, on which the unused portion of the Line of Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Line of Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Line of Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such utilization fee shall be adjusted retroactively to March 29, 1995, to the utilization fee which would be applicable under clause (k) below given the applicable Long-Term Indebtedness ratings. Such utilization fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                         (j) For each day during the period commencing March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, on which the unused portion of the Revolving Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Revolving Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Revolving Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such utilization fee shall be adjusted retroactively to March 29, 1995, to the utilization fee which would be applicable under clause (l) below given the applicable Long-Term Indebtedness ratings. Such utilization fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                         (k) For each day during the period commencing on the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995, and ending on the last day of the Line of Credit Period of the applicable Bank on which the unused portion of the Line of Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Line of Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Line of Credit Commitment of such Bank at the rate of:

                               (i) .10% per  annum during such time  as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (ii) .20%  per annum during  such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (iii) .20% per annum during such  time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (iv) .25%  per annum during such  time as (A)
                         the  Company's Long-Term Indebtedness  (if any) is
                         (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such utilization fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (l) For each day during the period commencing on the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2)
                    June 1, 1995, and ending on the last day of the Revolving Credit Period of the applicable Bank on which the unused portion of the Revolving Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Revolving Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                               (i) .10% per  annum during such  time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                              (ii) .20% per annum during  such time as  the
                         Company's Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                              (iii) .20% per annum during  such time as the
                         Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                              (iv) .25%  per annum during such  time as (A)
                         the Company's Long-Term  Indebtedness (if any)  is
                         (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding,

                    and if clauses (i) and (ii) are both applicable or if clauses (i), (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                         (m) The Company shall also pay to the Agent for its own account a nonrefundable agent's fee in the amounts set forth in a letter agreement dated June 4, 1993, by and between the Company and the Agent."

                    4. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                         "(d)   Fixed Charges Coverage Ratio.   The Company
                    will  keep  and  maintain   the  ratio  of  Net  Income
                    Available for Fixed Charges to Fixed Charges for:

                              (i) each period of four (4) consecutive fiscal quarters up to and including the fiscal quarter ending October 30, 1993, at not less than
                         1.25 to 1.00;

                              (ii) the fiscal quarter ending January 29, 1994, at not less than 1.25 to 1.00;

                              (iii) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the first fiscal quarter of fiscal year 1994 to and including the period that ends with the fourth fiscal quarter of fiscal year 1994, at not less than 1.10 to 1.00;

                              (iv) the fourth fiscal quarter of fiscal year
                         1994, at not less than 1.25 to 1.00;

                              (v) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the fiscal quarter ending April 29, 1995, to and including the period that ends with the fiscal quarter ending October 28, 1995, at not less than 1.05 to 1.00;

                              (vi) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the fiscal quarter ending February 3, 1996, to and including the period that ends with the fiscal quarter ending November 2, 1996, at not less than 1.10 to 1.00;

                              (vii) the fourth fiscal quarter of each fiscal year commencing with fiscal year 1995, at not less than 1.25 to 1.00; and

                              (viii) each period of four (4) consecutive fiscal quarters beginning with the period that ends with the fiscal quarter ending February 1, 1997, and thereafter, at not less than 1.175 to 1.00."

                    5. Section 5.01(h) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                         "(h) Certain     Restrictions      Relating     to
                    Subsidiaries. (i) Except as permitted by Section 5.01(g), the Company will not cause or permit any Restricted Subsidiary to merge or consolidate into or with any Person (other than the Company or a Wholly-Owned Subsidiary) if such other Person will be the surviving or continuing corporation unless, (A) immediately after giving effect to such merger or consolidation, (1) the portion of Consolidated Net Tangible Assets attributable to the Restricted Subsidiary being merged or consolidated shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such merger or consolidation and (2) the portion of Consolidated Net Sales attributable to the Restricted Subsidiary being merged or consolidated shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such merger or consolidation, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such merger or consolidation and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such merger or consolidation (each determined on a pro forma basis and excluding any amounts attributable to the Restricted Subsidiary being merged or consolidated) shall not be less than the respective minimum amounts required by Section 5.01(d),
                    (C) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such merger or consolidation, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such merger or consolidation.

                         (ii)   The Company will not, and it will not cause
                    or permit any Restricted Subsidiary to, sell, assign, transfer or otherwise dispose of any capital stock of any Restricted Subsidiary to any Person (other than the Company or a Wholly-Owned Subsidiary) unless, (A)
                    immediately after giving effect to such sale, assignment, transfer or other disposition, (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such sale, assignment, transfer or other disposition and (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted
                    Subsidiary) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such sale, assignment, transfer or other disposition, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such sale, assignment, transfer or other disposition and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such sale, assignment, transfer or other disposition (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock the Restricted Subsidiary)) shall not be less than the respective minimum amounts required by
                    Section 5.01(d), (C) immediately after giving effect to such sale, assignment, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such sale, assignment, transfer or other disposition, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such transfer or other disposition.

                         (iii) The Company will not cause or permit any Restricted Subsidiary to issue any shares of its capital stock to any Person (other than the Company or a Wholly-Owned Subsidiary) unless, (A) immediately after giving effect to such issuance, (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary (including the capital stock being issued)) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such issuance and (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary (including the capital stock being issued)) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such issuance, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four
                    (4) consecutive fiscal quarters ended immediately preceding the date of such issuance and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such issuance (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of the Restricted Subsidiary (including the capital stock being issued))) shall not be less than the respective minimum amounts required by
                    Section 5.01(d), (C) immediately after giving effect to such issuance, no Default or Event of Default shall have occurred and be continuing, and (D) immediately after giving effect to such issuance, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such issuance.

                         (iv) The Company will not cause or permit any Restricted Subsidiary to, sell, assign, transfer or otherwise dispose of (other than in the ordinary course of business) any of such Restricted Subsidiary's Property or assets to any Person (other than the Company or any Wholly-Owned Subsidiary) unless, (A) immediately after giving effect to such sale, assignment, transfer or other disposition, (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such sale, assignment, transfer or other disposition and (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such sale, assignment, transfer or other disposition, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four
                    (4) consecutive fiscal quarters ended immediately preceding the date of such sale, assignment, transfer or other disposition and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such sale, assignment, transfer or other disposition (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary)) shall not be less than the respective minimum amounts required by Section 5.01(d),
                    (C) immediately after giving effect to such sale, assignment, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such sale, assignment, transfer or other disposition, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such sale, assignment, transfer or other disposition."

                    6. The following new Sections 5.01(z) and 5.01(aa) are hereby added to the Credit Agreement:

                         "(z)   Use of Proceeds of  Long-Term Indebtedness.
                    The Company will use all of the net proceeds of each issuance of Long-Term Indebtedness issued by the Company on or after March 29, 1995, first to pay or prepay (i) any Current Debt of the Company under any uncommitted lines of credit of the Company and (ii) any Loans of the Company under this Agreement on a pro-rata basis among the Banks. Any remaining proceeds may then be used by the Company for its general corporate purposes to the extent not inconsistent with any of the other terms or provisions of this Agreement.

                         (aa) No Prepayment of Funded Debt. The Company will not make any optional prepayment on any Funded Debt of the Company (other than the Loans under this Agreement) except with the proceeds of Long-Term Indebtedness issued by the Company on or after January 1, 1996."

                    7.    Clause  (o)  of  Section   6.01  of  the   Credit
          Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                         "(o)  If  Consolidated Net Income for each  of any
                    two consecutive fiscal quarters is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such fiscal quarter;"

                    8. Notwithstanding any provision contained in the Credit Agreement to the contrary, from and after March 29, 1995, the Company shall have no right to request or obtain a CD Loan under the Credit Agreement and all references in the Credit Agreement to CD Loans (and any related terms) shall henceforth be disregarded in their entirety.

                    9. This Amendment shall not be effective unless and until the Agent shall have received:

                         (a) evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in
                    Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as Section 5.01(d) of the Credit Agreement as amended by this Amendment;

                         (b) a copy of resolutions of the Board of Directors of the Company (or a duly authorized committee thereof), duly adopted, which authorize the execution, delivery and performance of this Amendment, certified by the Secretary of the Company; and

                         (c) payment by the Company of a nonrefundable amendment fee for the ratable benefit of the Banks in the amount of One Hundred Fifty-Six Thousand Two Hundred Fifty Dollars ($156,250.00).

                    10. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 10 shall survive the termination of the Credit Agreement.

                    11. All references in the Credit Agreement and in the Notes to the Credit Agreement and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

                    12. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                    13. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.

                    14. The Company hereby represents and warrants to the Banks and the Agent that:

                         (a) the execution, delivery and performance by the Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;

                         (b) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

                         (c)  as   of   the  date   hereof,   all   of  the
          representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

                    15. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

                    16. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                    17. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

                    18. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 9 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received original or telecopied counterparts hereof signed by the Company and each of the Banks.

                    IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this Third Amendment to Credit Agreement this 11th day of April, 1995, effective as of March 29, 1995.



                                        EDISON BROTHERS STORES, INC.



                                        By /s/ David B. Cooper, Jr.
                                        Title: Executive Vice President and

                                               Chief Financial Officer






                                        MERCANTILE   BANK    OF   ST. LOUIS
                                        NATIONAL ASSOCIATION



                                        By /s/ Carl Dunajcik
                                        Title:


                                        THE  BOATMEN'S   NATIONAL  BANK  OF
                                        ST. LOUIS



                                        By /s/ John Rouse
                                        Title:


                                        CITIBANK, N.A.



                                        By /s/ Theodore J. Beck
                                        Title:


                                        NBD  BANK  (formerly  known as  NBD
                                        Bank, N.A.)



                                        By Thomas A. LeVasseur
                                        Title:


                                        THE BANK OF NOVA SCOTIA



                                        By /s/ S.C. B. Ashby
                                        Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By /s/ Jeneatte Ganousis
                                        Title:


                                        BANK OF AMERICA NATIONAL  TRUST AND
                                        SAVINGS ASSOCIATION


                                        By /s/ Adam N. Bolbach
                                        Title:

                                        MERCANTILE   BANK    OF   ST. LOUIS
                                        NATIONAL ASSOCIATION, as Agent

                                        By /s/ Carl Dunajcik

                                        Title: